Exhibit 99.1

Relevant portion of the transcript of the oral presentation by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 12, 2015:

Bruce C. Cozadd, Chairman & CEO, Jazz Pharmaceuticals plc

. . .

I will make forward-looking statements. Of course, those are subject to risks and uncertainties that we detail in our SEC filings.

...

And last when I give financial guidance in today's presentation, that's the guidance we disclosed on November 4 on our third quarter earnings call and it's as of that date, unless I specifically update it, which I will do for certain items, okay.

. . .

Good execution of our strategy has resulted in nice top-line growth. I'm pleased to tell you today that we do expect our total revenues for 2014 will come in at the upper end of our previously provided guidance, and I'll remind you that our revenue run rate coming out of the third quarter was in excess of $1.2 billion. This would represent about 30% to 35% growth on the top line. And you can see that most of our revenues are coming from our core products, as highlighted in the pie chart on the right.

. . .

We've had continued strong performance on Xyrem and once again, I am pleased to announce that we do expect our 2014 Xyrem sales will come in at toward the upper end of our previously provided guidance. And remember, our third quarter revenues for Xyrem annualized at a run rate of $800 million -- a little north of $800 million. You'll also see on the slide that we did achieve 10% volume growth rate for Xyrem 2014 over 2013 and this in part reflects a very strong fourth quarter performance with 14% volume growth over the fourth quarter in the prior year. Now, I will say we instituted a change to refill eligibility during the fourth quarter to allow for earlier refills and some of the patients did take us up on that. We did that to ensure that we reduced the risk of any Xyrem patient going out without medications in the event of any service slowdown at our central pharmacy, which we did see in the first quarter of last year. If we back out the effect of that change, fourth quarter growth on volume would have been 11%.

. . .

I'm also pleased to say that we expect that our 2014 net sales of Erwinaze will be at the upper end of our previously given guidance, which was $190 million to $200 million and we think there is substantial growth opportunity for Erwinaze.

. . .

After acquiring this product in January and launching it in Europe in March, I'm pleased to say that once again, we expect our net sales to come in at the upper end of our previously-provided guidance. We would report $65 million to $70 million of those sales, of course pro forma for that small period at the beginning of the year where we didn't own the product yet, total revenues on a pro forma basis would be slightly higher.

. . .

So when I presented last year at this conference, I gave you a snapshot of what we expected in terms of 2014 accomplishments and I'm pleased to say it was fairly accurate.

. . .

Relevant slides from Jazz Pharmaceuticals plc's presentation at the J.P. Morgan Healthcare Conference in San Francisco, California on January 12, 2015:

Jazz Pharmaceuticals®

33rd Annual JP Morgan Healthcare Conference

Bruce Cozadd, Chairman and CEO

JANUARY 12, 2015

Forward-Looking Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals' future growth potential, including its 2014 financial guidance and growth strategies and initiatives; the company's goals for 2015 (financial and otherwise); the company's expectations for its product candidates (including their therapeutic and commercial potential, anticipated future development activities, the indications the company plans to pursue, anticipated submissions to the U.S. Food and Drug Administration, and potential approval and commercialization); planned commercial efforts, including the continuation of the rolling launch of Defitelio® (defibrotide) in Europe; future commercial opportunities and growth potential; expected intellectual property protection; and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals' current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with maintaining and increasing sales of and revenue from Xyrem® (sodium oxybate) oral solution, such as the potential introduction of generic competition or other sodium oxybate products that compete with Xyrem and changed or increased regulatory restrictions on or requirements with respect to Xyrem, as well as similar risks related to effectively commercializing the company's other marketed products, including Erwinaze® (asparaginase *Erwinia chrysanthemi*) and Defitelio; protecting and enhancing the company's intellectual property rights; delays or problems in the supply or manufacture of the company's products, particularly with respect to certain products as to which the company maintains limited inventories, and dependence on single source suppliers, including the risk that the company may not be able to obtain and supply sufficient product to meet commercial demand or to meet requirements for clinical trial supplies; obtaining appropriate pricing and reimbursement for the company's products in an increasingly challenging environment, including the need to obtain appropriate pricing and reimbursement approvals for Defitelio in European countries representing a significant market opportunity for Defitelio and the need to obtain and maintain reimbursement for Xyrem in the United States in an environment in which the company is subject to increasingly restrictive conditions for reimbursement required by third party payors; ongoing regulation and oversight by U.S. and non-U.S. regulatory agencies; the challenges of obtaining sustained acceptance of the company's products by patients, physicians and payors; the difficulty and uncertainty of pharmaceutical product development, including the timing thereof, and the uncertainty of clinical success, such as the risk that results from preclinical studies and/or early clinical trials may not be predictive of results obtained in later and larger clinical trials planned or anticipated to be conducted for the company's product candidates; the inherent uncertainty associated with the regulatory approval process, including the risks that the company may be required to conduct additional time-consuming and costly clinical trials as a condition of regulatory approval of defibrotide in the United States and that the company may otherwise be unable to obtain or maintain any regulatory approval for defibrotide in the United States; risks associated with business combination or product or product candidate acquisition transactions, such as the risks that the acquired businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, and that the company may otherwise fail to realize the anticipated benefits (commercial or otherwise) from such acquisition transactions; the company's ability to identify and acquire, in-license or develop additional products or product candidates to grow its business; possible restrictions on the company's ability and flexibility to pursue certain future opportunities as a result of its substantial outstanding debt obligations; risks related to changes in estimated financial results for 2014 based on financial closing procedures and audit of Jazz Pharmaceuticals' financial statements; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those other risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in Jazz Pharmaceuticals plc's Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and future filings and reports by the company. Jazz Pharmaceuticals undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

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Growing Diversified Revenues

Total Revenues[1]
(in millions)
Expect to Meet Guidance
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$272
$586
$872
$1,150-
$1,170[2]
2011
2012
2013
2014G

Distribution of Worldwide
Net Product Sales Through 9/30/14
Prialt/Other
Defitelio/
defibrotide
Erwinaze/
Erwinase
Xyrem

[1] 2011-2013 audited; 2014G unaudited. Total revenues includes net product sales, royalties and contract revenues.

[2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 4, 2014. The company currently expects that, for the year ended December 31, 2014, reported total revenues will meet the guidance range provided on November 4, 2014. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2014 and actual results may differ.

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Xyrem: Continued Strong Sales

Expect to Meet Guidance
(in millions)
$1,000
$750
$500
$250
$0
$379[1]
$569[1]
$765 - $780[1,2]
2012
2013
2014G
Volume Growth (YOY%)
11%
12%
10%

GROWTH INITIATIVES

Growth in currently diagnosed market

- Focus on physician prescribers in the low- to mid-deciles

Physician/healthcare provider disease education

- Medical meetings & educational symposia
- Narcolepsylink.com

Narcolepsy public awareness

- Narcolepsy awareness TV advertisements in eight U.S. cities during May – August 2014
- Checkmysleep.com
- Morethantired.com

[1] 2012-2013 audited; 2014G unaudited.

[2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 4, 2014. The company currently expects that, for the year ended December 31, 2014, reported Xyrem net product sales will meet the guidance range provided on November 4, 2014. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2014 and actual results may differ.

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Erwinaze/Erwinase: Building for Success

(in millions)
Expect to Meet Guidance
$250
$200
$150
$100
$50
$0
$72[1]
$174[1]
$190 - $200[1, 2]
2012
2013
2014G

GROWTH INITIATIVES

Support use in appropriate populations

- Focus on IV administration, sBLA approved December 2014
- Generate additional data in YA patients
  - Study initiated 2Q14

Hypersensitivity awareness

- Educate healthcare community on importance of maintaining appropriate asparaginase levels

Therapeutic drug monitoring

- Improve monitoring of asparaginase activity levels and appropriate switching to Erwinaze

[1] 2012-2013 audited, 2014G unaudited.

[2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 4, 2014. The company currently expects that, for the year ended December 31, 2014, reported Erwinaze/Erwinase net product sales will meet the guidance range provided on November 4, 2014. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2014 and actual results may differ.

IV = Intravenous, sBLA = supplemental Biologics License Application, YA = Young Adults

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Defitelio/defibrotide

(in millions, unaudited)
Expect to Meet Guidance
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2014G = $65-70[1]
Pro forma = $68-73[2]
$45[2]
Jazz Pharmaceuticals plc 2014 Guidance[1]
Net sales from historic Gentium S.p.A.
2013
2014

GROWTH INITIATIVES

Continue EU launch

- Focus on strong pricing and reimbursement

U.S. NDA submission

- Key priority
- Rolling submission initiated in December 2014, expect to complete in 1H15

Assess utility in other potential indications

- Earlier (non-severe) VOD
- Prevention of VOD in high risk patients
- Prevention of acute graft vs. host disease

[1] G = Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 4, 2014. The company currently expects that, for the year ended December 31, 2014, reported Defitelio/defibrotide net product sales will meet the guidance range provided on November 4, 2014. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2014 and actual results may differ.

[2] Pro forma information represents net sales (or anticipated reported net sales for 2014) of Defitelio/defibrotide as if the acquisition of Gentium S.p.A. had closed on January 1, 2013. The anticipated pro forma range for 2014 is derived from the Defitelio/defibrotide net sales guidance provided by Jazz Pharmaceuticals plc on and as of November 4, 2014. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2014 and actual results may differ.

EU = European Union, NDA = New Drug Application, VOD = Hepatic Veno-Occlusive Disease

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2014 Accomplishments

REVENUES/COMMERCIAL	**Exceeded $1 billion in revenues** **Xyrem**: 10% volume growth rate **Defitelio**: Initiated EU launch for severe VOD **Erwinaze**: IV administration sBLA approved
CLINICAL DEVELOPMENT	**JZP-110**: Initiated start-up activities for planned Phase 3 trials (EDS in narcolepsy, EDS in OSA) **JZP-386**: Phase 1 EU trial: completed enrollment and received initial data **Erwinaze**: Initiated ALL trial in YA population **JZP-416**: Initiated pivotal Phase 2 trial in pediatric ALL **Defibrotide:** Initiated U.S. NDA rolling submission for severe VOD **Xyrem**: Initiated Phase 3 trial in pediatric narcolepsy
CORPORATE DEVELOPMENT	**Gentium**: Completed acquisition **Defibrotide**: Acquired rights in U.S./Americas **JZP-110**: Acquired worldwide rights[1]
INTELLECTUAL PROPERTY	Continued to invest to enhance and protect
ADJUSTED NET INCOME	**Continued to grow**

[1] Excluding certain jurisdictions in Asia.

EU = European Union, VOD = Hepatic Veno-Occlusive Disease, IV = Intravenous, sBLA = supplemental Biologics License Application, EDS = Excessive Daytime Sleepiness, OSA = Obstructive Sleep Apnea, ALL = Acute Lymphoblastic Leukemia, YA = Young Adult, NDA = New Drug Application

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